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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        --------------------------------
                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 9, 2001
                                                 -------------------------------


                         REGENERATION TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                   0-31271              59-3466543
------------------------------     --------------     ---------------------
(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)       Identification No.)


              One Innovation Drive                                32615
                Alachua, Florida                              -------------
---------------------------------------------                 (Zip Code)
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:           (904) 418-8888
                                                    ----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         On May 9, 2001, Regeneration Technologies, Inc. issued the press release attached hereto as Exhibit 99.


ITEM 7.  EXHIBITS.

         (c)  EXHIBITS.

         99     Press release, dated May 9, 2001.


                         All other Items of this report are inapplicable.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REGENERATION TECHNOLOGIES, INC.



Date: May 10, 2001                By: /s/ James M. Grooms
                                      -----------------------------------------
                                  Name: James M. Grooms
                                  Title: President and Chief Executive Officer


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                                  EXHIBIT INDEX

               99      Press release, dated May 9, 2001.










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